REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of August 13, 1998, by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company") and JOHN R. ROBERTS and RALPH R. HILKER (each individually a "Holder" and collectively the "Holders");

                             W I T N E S S E T H :

      WHEREAS, it is a condition to the consummation of the transactions contemplated by that certain Agreement and Plan of Reorganization dated as of August 13, 1998 (the "Merger Agreement"), among the Company, LINCOLN ACQUISITION, CO., an Indiana corporation, LINCOLN PRINTING CORPORATION, an Indiana corporation, and the Holders that this Agreement be executed and delivered by the Company and the Holders;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Holder agree as follows:

      Section 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below:

      AGENT shall mean any Person acting for or on behalf of a Holder of Registrable Securities with respect to the holding or sale of such Registrable Securities.

      AGREEMENT shall mean this Registration Rights Agreement.

      BUSINESS DAY shall mean any day other than a Saturday, Sunday, or legal holiday for banks in the State of Texas.

      COMMISSION shall mean the Securities and Exchange Commission.

      COMMON STOCK shall mean the Company's common stock, par value $0.01 per share, or any successor class of the Company's common stock.

      COMPANY shall mean Consolidated Graphics, Inc.

      DEMAND REGISTRATION shall mean the registration pursuant to Section 3 hereof, upon demand by any one or more Holders, with the Commission of the offer and sale of Registrable Securities under and in accordance with the provisions of the Securities Act.

      EXCESS DEMAND REGISTRATION shall mean the registration upon demand of the Excess Requested Shares with the Commission of the offer and sale of the Excess Requested Shares under and in accordance with the provisions of the Securities Act.


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      EXCESS REQUESTED SHARES shall mean Registrable Securities that were requested to be included in the Demand Registration, but were not so included pursuant to the terms of this Agreement.

      EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

      HOLDER or HOLDERS shall mean John R. Roberts and Ralph R. Hilker.

      INSPECTORS shall mean the Holders of Registrable Securities, any underwriter participating in any disposition of Registrable Securities pursuant to a Demand Registration or Excess Demand Registration, and any attorney, accountant or other agent retained by the Holders or underwriter.

      LIABILITIES shall mean all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation).

      MERGER AGREEMENT shall mean that certain Agreement and Plan of Reorganization dated as of August 13, 1998 among the Company, Lincoln Acquisition, Co., Lincoln Printing Corporation, and the Holders.

      NEW COMMON STOCK shall mean the shares of Common Stock to be acquired by the Holders pursuant to Section 1.3 of the Merger Agreement, together with any Related Securities.

      PERSON shall mean any individual, corporation, limited liability company, partnership (general or limited), joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

      PIGGYBACK REGISTRATION shall mean the registration of Registrable Securities pursuant to a registration statement filed by the Company under the Securities Act as set forth in Section 2 of this Agreement.

      RECORDS shall mean all financial and other records, pertinent corporate documents and properties of the Company.

      REGISTRABLE SECURITIES shall mean the New Common Stock, until such time as the New Common Stock has been (a) distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the Securities Act, (b) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act, or (c) repurchased by the Company.

      REGISTRATION EXPENSES shall mean all expenses (including attorneys' fees) incident to the Company's performance of or compliance with the Demand Registration, Piggyback Registration or Excess Demand Registration pursuant to this Agreement, including without limitation all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities),

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rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or interim review or "cold comfort" letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration (including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) and any out-of-pocket expenses of the Holders of Registrable Securities.

      RELATED SECURITIES shall mean any securities issued in exchange for, as a dividend on or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights), the New Common Stock.

      SECURITIES ACT shall mean the Securities Act of 1933, as amended.

      Section 2. PIGGY-BACK REGISTRATION. a. If at any time within one (1) year of the date hereof the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any other Person of any class of equity security, including any security convertible into or exchangeable for any equity security (other than a registration statement on Forms S-4 or S-8 (or their successor forms) or filed in connection with an exchange offer or an offering of securities solely to the Company's existing shareholders), then the Company shall in each case give written notice of such proposed filing to the Holders of Registrable Securities at least twenty (20) days before the anticipated filing date, and such notice shall offer the Holders the opportunity to register such number of Registrable Securities as each such Holder may request. The Company shall use reasonable diligence to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders of Registrable Securities requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion to the Holders of Registrable Securities that the total amount of securities which they or the Company and any other Persons intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount of Registrable Securities to be offered for the accounts of the Holders of Registrable Securities shall be reduced to the extent necessary, in the opinion of such managing underwriter, to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter. The Holders acknowledge and agree that if the managing underwriter determines that it is necessary to reduce the number of securities to be registered on behalf of the Holders of Registrable Securities and any other Persons, such reduction will not take place pro rata, but instead will be done with a preference being given to those other Persons who are holders of securities of the Company which were issued prior to the execution of this Agreement or which are issuable pursuant to contracts entered into prior to the execution of this Agreement. From and after the date of this Agreement, the Company agrees that it shall not, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holders of any securities of the

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Company which would grant to such holder or prospective holders any piggy-back registration rights having a preference or priority over the piggy-back registration rights granted to the Holders pursuant to this Section 2; provided, however, that the foregoing covenant and agreement shall not, in any manner, alter or otherwise affect the preference or priorities previously granted to other Persons prior to the execution of this Agreement.

      b. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in any registration statement if the proposed registration is (a) a registration of a stock option or other employee incentive compensation plan or of securities issued or issuable pursuant to any such plan, (b) a registration of securities issued or issuable pursuant to a shareholder reinvestment plan or other similar plan, (c) a registration of securities issued in exchange for any securities or any assets of, or in connection with a merger or consolidation with, an unaffiliated company, or (d) a registration of securities pursuant to a "rights" or other similar plan designed to protect the Company's shareholders from a coercive or other attempt to take control of the Company.

      c. The Company may withdraw any registration statement and abandon any proposed offering initiated by the Company without the consent of the Holder of Registrable Securities, notwithstanding the request of the Holder to participate therein in accordance with this provision, if the Company determines, in good faith in its sole discretion, that such action is in the best interests of the Company and its shareholders (for this purpose, the interest of the Holder shall not be considered).

      Section 3. DEMAND REGISTRATION RIGHTS. a. Subject to the conditions stated herein, at any time after the 30th day following the closing of the transaction contemplated in the Merger Agreement (the "Closing Date"), and on or before the 300th day following the Closing Date, either Holder may make a written request to the Company for registration with the Commission of the offer and sale of the Registrable Securities held by the Holders under and in accordance with the provisions of the Securities Act. Following receipt of such request, the Company shall, no later than ten (10) Business Days after receipt of such request, notify the Holders that it will file a registration statement covering the Registrable Securities for sale by the Holders; PROVIDED, HOWEVER, THAT the Company may, if necessary, delay the filing of any registration statement relating to the Demand Registration for such reasonable period of time, not to exceed 90 days, as is necessary to prepare the financial statements of the Company for the fiscal period most recently ended prior to such written request. If the Holders of Registrable Securities shall, within ten (10) days after receipt of such notice, withdraw the Holders' Registrable Securities from the Demand Registration, the Holders shall not have any further rights under this
Section 3.

      b. All requests made pursuant to this Section 3 will specify the amount of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

      c. The Holders of Registrable Securities shall be entitled to one Demand Registration. Such Demand Registration must become effective under the Securities Act to count as having occurred with respect to such Registrable Securities. The Registration Expenses of the Demand Registration, whether or not it becomes effective, shall be paid as set forth in Section 11 below.

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      d. If the Demand Registration is an underwritten offering, the Holders of the Registrable Securities to be included in such demand registration will select a managing underwriter or underwriters to administer the offering. Such managing underwriter or underwriters shall be acceptable to the Company, and such acceptance will not be unreasonably withheld or delayed.

      Section 4. COMPANY REGISTRATION. Notwithstanding the provisions of Section 3, the Company shall not be obligated to effect a registration requested pursuant to Section 3 if within 30 days after receiving the notice provided by any Holder under Section 3, the Company notifies all Holders of the Registrable Securities of its intention to file a registration statement for an underwritten public offering of Common Stock at least a portion of which shares are to be issued and/or sold for the account of the Company and within 90 days after providing such notice, the Company files a registration statement for such offering. In such case, the Holders shall have all the rights provided herein as if no such demand registration had been requested with the latest date by which a request for registration must be made with respect to any Registrable Security not included in the underwritten public offering delayed to a date 180 days after the effective date of such registration statement filed for an offering for the account of the Company that resulted in the application of this Section
4. If at any time the Company fails to pursue diligently any such registration statement or offering, the provisions of the preceding sentence shall not apply, and the Company shall be obligated to satisfy its obligations under Section 3 promptly following notice to do so from the Holders. With respect to such Company registration, the Company shall have the sole authority to select or terminate the employment of underwriters and to make all decisions in connection with the filing, effectiveness and consummation of the proposed offering, subject to the express provisions hereof.

      Section 5. LIMITATIONS ON OBLIGATIONS OF COMPANY. The obligations of the Company under Section 3 are subject to each of the following limitations, conditions and qualifications:

      a. The Company shall be entitled to postpone for a reasonable period of time (not exceeding 60 days) the filing (but not the preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, at the time the Company receives a request for such registration, the Company is in possession of material non-public information that would be required to be disclosed in a registration statement, but that has not been and will otherwise not be disclosed to the public, and the Company deems disclosure not to be in the best interests of the Company and its shareholders (for this purpose, the interest of the Holders shall not be considered). The Company shall be entitled to postpone the filing of such a registration statement for additional 60 day periods (not to exceed in any event an aggregate of 120 days) if it delivers to the Holders of the Registrable Securities an opinion of counsel to the effect that there is a reasonable likelihood that the filing of a registration statement would result in the disclosure of material non-public information that would be required to be disclosed in a registration statement, the disclosure of which at the time of delivery of such opinion appears not to be in the best interests of the Company and its shareholders (for this purpose, the interest of the Holders shall not be considered).

      b. The Company shall be entitled to postpone for a reasonable period of time (not exceeding 90 days) the distribution of preliminary or final prospectuses under any registration statement required to be prepared and filed by it pursuant hereto, if at the time such distribution

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would otherwise be made, the Company is engaged in an issuer tender offer within the meaning of Section 13(e) of the Exchange Act for securities of the same class (within the meaning of the Exchange Act) as the Registrable Securities that are proposed to be registered, unless the Holders of the Registrable Securities proposed to be registered can obtain a no-action letter from the staff of the Commission to the effect that the staff would not recommend enforcement action to the Commission if offers or sales were made pursuant to a prospectus under such circumstances.

      c. The Company shall be entitled to postpone for a reasonable period of time (not exceeding 90 days) the effectiveness (but not the filing or preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, within ten (10) Business Days after it receives a request for a registration pursuant hereto, the Company's investment banking firm determines (and the Company so notifies the Holders of the Registrable Securities) that in its judgment, such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company that before such request was made the Board of Directors of the Company had agreed by resolution to pursue.

      d. During any period in which claims made pursuant to the Purchase Agreement remain disputed by the parties thereto, any registration rights granted hereunder shall be suspended pending resolution of such claim or claims.

      Section 6. RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. To the extent not inconsistent with applicable law, including insurance codes, each Holder of Registrable Securities that is included in a registration statement which registers Registrable Securities pursuant to this Agreement agrees not to effect any public sale or distribution of the issue being registered (or any securities of the Company convertible into or exchangeable or exercisable for securities of the same type as the issue being registered) during the 14 days before, and during the 90-day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter or underwriters in the case of an underwritten public offering by the Company of securities of the same type as the Registrable Securities; PROVIDED, HOWEVER, THAT the period of time for which the Company is required to keep such registration statement which includes Registrable Securities continuously effective shall be increased by a period equal to such requested holdback period.

      Section 7. RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days before, and during the 90-day period beginning on, the effective date of any registration statement in which the Holder of Registrable Securities is participating (except pursuant to such registration statement).

      Section 8. COOPERATION BY HOLDER. The offering of Registrable Securities by any Holder shall comply in all respects with the applicable terms, provisions and requirements set forth in this Agreement, and such Holder shall timely provide the Company with all information and materials required to be included in a registration statement that (a) relate to the offering, (b) are in possession of such Holder and (c) relate to such Holder, and to take all such action as may be reasonably

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required in order not to delay the registration and offering of the securities by the Company. The Company shall have no obligation to include in such registration statement shares of a Holder who has failed to furnish such information which, in the written opinion of counsel to the Company, is required in order for the registration statement to be in compliance with the Securities Act. If a Holder of Registrable Securities which are the subject of the Demand Registration or an Excess Demand Registration shall fail to furnish such information and such Demand Registration or Excess Demand Registration shall not become effective under the Securities Act, such Holder shall not have a right to request inclusion of the Holder's Registrable Securities in a future demand registration with respect to Registrable Securities.

      Section 9. REGISTRATION PROCEEDINGS. Whenever any Registrable Securities are to be registered pursuant to Sections 2 or 3 of this Agreement, the Company will use reasonable diligence to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable. In connection with any Piggyback Registration, Demand Registration or Excess Demand Registration, the Company will act as expeditiously as possible to:

      a. prepare and file with the Commission a registration statement which includes the Registrable Securities and use reasonable diligence to cause such registration statement to become effective; PROVIDED, HOWEVER, THAT before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the Holders of the Registrable Securities covered by such registration statement and the underwriters, if any, draft copies of all such documents proposed to be filed at least five (5) Business Days prior thereto, which documents will be subject to the reasonable review of the Holders and underwriters, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which Holders of the Registrable Securities covered by such registration statement or the underwriters with respect to such Registrable Securities, if any, shall reasonably object, and will notify each Holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

      b. prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of 180 days if the registration is pursuant to Section 2 or until the first anniversary of the date hereof if the registration is pursuant to Section 3 (or such later date that results by adding the number of days by which the effectiveness of the registration statement is delayed as a result of any postponement permitted under subsections a through c of Section 5) or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not before the expiration of the 90-day period referred to in Section 3(3) of the Securities Act and Rule 174 thereunder, if applicable; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers

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thereof set forth in such registration statement or supplement to the prospectus; the Company shall not be deemed to have complied with its obligations hereunder to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in the selling Holders of the Registrable Securities being prevented from selling such Registrable Securities during that period unless such action is required under applicable law;

      c. furnish to the Holders of Registrable Securities included in such registration statement and the underwriter or underwriters, if any, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Holders or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by the Holders (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto, provided by the Company to the Holders of Registrable Securities covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto); PROVIDED, HOWEVER, THAT before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders copies of all documents proposed to be filed which documents will be subject to the review of such counsel;

      d. notify the Holders of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      e. use reasonable diligence to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (including, for this purpose, The New York Stock Exchange) on which the Common Stock of the Company is then listed or proposed to be listed, if any;

      f. make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than forty-five (45) days after the end of the twelve-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said twelve-month period, which requirement will be deemed to be satisfied if the Company

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timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act as soon as feasible;

      g. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

      h. if reasonably requested by the managing underwriter or underwriters or the Holders of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the Holders requests to be included therein, including without limitation, with respect to the number of Registrable Securities being sold by the Holders to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of such Registrable Securities, and promptly make all required filings of such prospectus supplement or post-effective amendment;

      i. as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to each Holder of Registrable Securities covered by such registration statement;

      j. on or before the date on which the registration statement is declared effective, use reasonable diligence to register or qualify, and cooperate with the Holders of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such Holder or underwriter reasonably requests in writing, to use reasonable diligence to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; PROVIDED, HOWEVER, THAT the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

      k. cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holder may request, subject to the underwriters' obligation to return any certificates representing securities not sold;

      l. use reasonable diligence to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

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      m. enter into such customary agreements (including an underwriting agreement in customary form) and take all such other reasonable actions as the Holders or the underwriters retained by the Holders, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

      n. make available for inspection by the Inspectors such Records as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all Records reasonably requested by any such Inspector in connection with such registration statement; PROVIDED, HOWEVER, THAT with respect to any Records that are confidential, the Inspectors shall execute such confidentiality agreements as the Company may reasonably request in order to maintain the confidentiality of confidential Records; and

      o. use reasonable diligence in connection with any underwritten offering to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters may reasonably request.

The Holders, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection d of this Section 9, will forthwith discontinue disposition of the Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by subsection d of this Section 9 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, the Holders will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in the Holders' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods mentioned in subsection b of this Section 9 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection d of this Section 9 hereof or the notice that they may resume use of the prospectus.

      Section 10. REFERENCE TO HOLDERS IN REGISTRATION STATEMENT. If such registration statement refers to the Holders by name or otherwise as the holders of any securities of the Company, then the Holders shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to the Holders, to the effect that the holding by the Holders of such securities is not to be construed as a recommendation of the Holders of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Holders will assist in meeting any future financial requirements of the Company, or (b) if such reference to the Holders by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the Holders.

      Section 11. DEMAND AND PIGGYBACK REGISTRATION EXPENSES. All Registration Expenses incident to the Company's performance of or compliance with the Demand Registration, Excess

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Demand Registration or Piggyback Registration pursuant to this Agreement, except underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses (including attorneys' fees) of the Holders of the Registrable Securities, will be borne by the Company.

      Section 12. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, and each Person who controls such Holder (within the meaning of the Securities Act), and any Agent (as hereinafter defined), or investment advisor thereof against all Liabilities arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Liabilities arise out of or are based upon any untrue statement or omission based upon information with respect to such indemnified Person furnished in writing to the Company by such indemnified Person expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of such Holder of Registrable Securities or to such other extent as the Company and such underwriters may agree.

      Section 13. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and the amount of Registrable Securities held by such Holder and such other information as the Company shall reasonably request for use in connection with any such registration statement or prospectus, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, damages and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any prospectus or registration statement.

      Section 14. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement and, unless in the written opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

      Section 15. CONTRIBUTION. If the indemnification provided for in Sections 12 and 13 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relative equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 14, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 15 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Company pursuant to Sections 12, 13, 14 and 15 shall be further subject to such additional express agreements of the Company as may be required to facilitate an underwritten offering, PROVIDED, HOWEVER, THAT no such agreement shall in any way limit the rights of the Holders of Registrable Securities under this Agreement, or create additional obligations of the Holders not set forth herein, except as otherwise expressly agreed in writing by the Holders.

      Section 16. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Holders of Registrable Securities may not participate in any underwritten registration hereunder unless each such Holder (a) agrees to sell the Holder's securities on the terms of and on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (which shall be the Company in the case of an offering of securities by the Company), and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      Section 17. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holders of Registrable Securities, make publicly available other nonconfidential information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such other action as the Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holders of Registrable Securities, the Company will deliver to the Holders a written statement as to whether it has complied with such requirements.

      Section 18. RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Securities, to any and all shares of equity capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, in each case as the amounts of such securities outstanding are appropriately adjusted for any equity dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date of this Agreement.

      Section 19. OPINIONS. When any legal opinion is required to be delivered hereunder, such opinion may contain such qualifications as may be customary or otherwise appropriate for legal opinions in similar circumstances.

      Section 20. NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      IF TO COMPANY, TO:

      Consolidated Graphics, Inc.
      5858 Westheimer, Suite 200
      Houston, Texas  77057
      Attention:  Joe R. Davis,
                Chief Executive Officer

      WITH A COPY TO:

      R. Clyde Parker, Jr.
      Winstead Sechrest & Minick, P.C.
      910 Travis Street, Suite 2400
      Houston, Texas  77002

      IF TO THE HOLDERS, TO EACH:

      John R. Roberts
      ==========================
      --------------------------

      Ralph R. Hilker
      ==========================
      --------------------------

      WITH A COPY TO:

      ==========================
      ==========================

      IF TO ANY PERSON OTHER THAN THE HOLDERS:

      to the address of such Person on the records of the transfer agent of the Company as of the date prior to the date of any notice by the Company or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt, and that failure to copy legal counsel shall not invalidate notices otherwise properly given.

      Section 21. APPLICABLE LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Texas, without giving effect to the principles of conflicts of laws thereof.

      Section 22. AMENDMENT AND WAIVER. This Agreement may be amended, and the provisions hereof may be waived, only by a written instrument signed by (a) the Holders and (b) the Company. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

      Section 23. REMEDY FOR BREACH OF CONTRACT. The parties agree that if there is any breach or asserted breach of the terms, covenants, or conditions of this Agreement, the remedy of the parties hereto shall be at law and in equity and injunctive relief shall lie for the enforcement of or relief from any provisions of this Agreement. If any remedy or relief is sought and obtained by any party against one of the other parties pursuant to this Section 23, the other party shall, in addition to the remedy of relief so obtained, be liable to the party seeking such remedy or relief for the reasonable expenses incurred by such party in successfully obtaining such remedy or relief, including the reasonable fees and expenses of such party's counsel.

      Section 24. SEVERABILITY. It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be construed to be invalid or unenforceable, in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement, or the application thereof to any Person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

      Section 25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

      Section 26. HEADINGS. The section and paragraph headings have been inserted for purposes of convenience of reference only and shall not be used for interpretive purposes.

      Section 27. BINDING EFFECT. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns, and is not intended to confer upon any other Person any right or remedies hereunder; PROVIDED, HOWEVER, THAT a transferee of a Holder, other than as contemplated in (a), (b) or (c) of the definitions of Registrable Securities in Section 1, shall be deemed to be the Holder for purposes of obtaining the benefits or enforcing the rights of the Holder.

      Section 28. ENTIRE AGREEMENT. This Agreement, together with the other agreements referenced herein, constitutes the entire agreement and supersedes all prior agreements, understandings, both written and oral, among the parties with respect to the subject matter hereof.

      Section 29. INFORMATION. So long as the Holders own Registrable Securities, the Holders agree to deliver to the Company, upon request, such information about the Holders and the Holders' holdings of Registrable Securities as the Company may reasonably request as is necessary to permit the Company to prepare and file its annual report on Form 10-K, its proxy statements under the Exchange Act and any filings under the Securities Act. Without limiting the generality of the foregoing, the Holders agrees to provide the Company, upon request, with information concerning the number of shares then held by the Holders that are the subject of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    CONSOLIDATED GRAPHICS, INC.



                                    By: /s/ JOE R. DAVIS
                                        Joe R. Davis, Chief Executive Officer


                                       /s/ JOHN R. ROBERTS
                                        JOHN R. ROBERTS


                                       /s/ RALPH R. HILKER
                                        RALPH R. HILKER

                  ADDENDUM TO REGISTRATION RIGHTS AGREEMENT

      This Addendum to Registration Rights Agreement is entered into effective September 14, 1998 by and among Consolidated Graphics, Inc., a Texas corporation ("Company"), and The Randy Roberts 1998 Revocable Trust and The Carol Ann Roberts 1998 Revocable Trust (individually, each a "Trust" and collectively, the "Trusts"). All capitalized terms not defined herein shall have the meaning assigned to them in the Registration Rights Agreement dated August 13, 1998 (the "Registration Rights Agreement") by and among the Company and John R. Roberts and Ralph R. Hilker (the "Holders").


                                   WITNESETH:

      WHEREAS, in connection with that certain Agreement and Plan of Reorganization dated as of August 13, 1998, the Company and the Holders entered into the foregoing Registration Rights Agreement; and

      WHEREAS, John R. Roberts, a Holder under the Registration Rights Agreement, transferred all of the Registerable Securities held by him to The Randy Roberts 1998 Revocable Trust and The Carol Ann Roberts 1998 Revocable Trust (individually each a "Trust" and collectively the "Trusts").

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Trusts agree as follows:

            The undersigned parties acknowledge and agree that (i) John R. Roberts, a Holder under the Registration Rights Agreement, has transferred all of the Registerable Securities held by him to the Trusts; and (ii) as of the effective date of this Addendum, each such Trust shall be considered to be for any and all purposes a Holder under the Registration Rights Agreement and shall enjoy and have all of the rights, privileges and obligations of a Holder thereunder.



                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first written above.


                             CONSOLIDATED GRAPHICS, INC.,
                               a Texas corporation


                             By: /s/ RANDALL D. KEYS
                             Name: RANDALL D. KEYS
                             Title: VICE PRESIDENT - FINANCE AND CHIEF FINANCIAL
                                                     OFFICER


                             THE RANDY ROBERTS 1998 REVOCABLE TRUST


                             By: /s/ JOHN R. ROBERTS
                                     John R. Roberts, Trustee


                             THE CAROL ANN ROBERTS 1998 REVOCABLE TRUST


                             By: /s/ JOHN R. ROBERTS
                                     John R. Roberts, Trustee